                                                                   EXHIBIT 4.1

NUMBER                           TALK CITY, INC.                          SHARES
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                           SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                         _____________________
                                                              CUSIP 874263
                                                         _____________________


        THIS CERTIFIES THAT




        Is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
           PAR VALUE OF $0.001 PER SHARE, OF

                  -----------                 -----------
        --------------------- TALK CITY, INC. ---------------------
                  -----------                 -----------

        (hereinafter called the "Company"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, but only upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Company, and all amendments thereof, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the transfer Agent and Registrar,

           Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                      /s/ Peter H. Friedman          /s/ [signature illegible]
                      PRESIDENT & CEO                CHIEF FINANCIAL OFFICER


[TALK CITY, INC. DELAWARE CORPORATE SEAL]


Countersigned and Registered:
  Firstar Bank of Minnesota, N.A.
                          Transfer Agent and Registrar

  By
                           Authorized Signature
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                               TALK CITY, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.


________________________________________________________________________________
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common

TEN ENT  - as tenants by entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common


                                                   UGMA -    ________ Custodian
                                                                       ________
                                                   (Cust)
(Minor)
                                                   under Uniform Gifts to Minors

                                                       Act _____________________
                                                           (State)

   Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For value received hereby sell, assign and transfer unto


________________________________________________________________________________

________________________________________________________________________________

        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                            ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________


                                                                          Shares
________________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Dated


                                  NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                  OR ANY CHANGE WHATEVER.

                            SIGNATURE GUARANTEED

                                  NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                  OR ANY CHANGE WHATEVER.

                            SIGNATURE GUARANTEED

_________________________________________________________________    Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.